Ex.99.906 CERT

N-CSR Exhibit for Item 13(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Martin Small, President (Principal Executive Officer), and Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares Trust (the “Registrant”), each certify, to his knowledge, that:

1. The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 28, 2018	/s/ Martin Small	President (Principal Executive Officer)
	Martin Small [Signature]	[Title]
Date: November 28, 2018	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]